Exhibit 99.2

FORM OF NOTICE OF GUARANTEED DELIVERY
FOR
RIGHTS CERTIFICATES
ISSUED BY
PROSPECT GLOBAL RESOURCES INC.

Instructions for using this form

This form, or one substantially equivalent hereto, must be used to exercise the subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the prospectus supplement, dated May 22, 2013 and the accompanying prospectus (collectively, the “Prospectus”) of Prospect Global Resources Inc., a Nevada corporation (“Prospect”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) prior to 5:00 p.m., New York City time, on June 6, 2013 (as it may be extended, the “Expiration Time”). Such form must be delivered by first class mail or overnight courier to the Subscription Agent and must be received by the Subscription Agent prior to the Expiration Time. See “The Rights Offering— Method of Subscription—Exercise of Rights” in the Prospectus.

You will receive 0.751 of a Right for each share of Prospect’s common stock, par value $0.001 per share (the “Common Stock”) owned of record as of 5:00 p.m., New York City time, on May 16, 2013 (the “Record Date”). Each whole Right allows the holder thereof to subscribe for one “Unit,” which shall consist of one share of Prospect’s common stock, par value $0.001 per share (“Common Stock”) and one-half warrant to purchase a share of Common Stock. The Rights must be exercised in minimum increments of two whole Units to avoid the issuance of fractional shares.

If a Rights holder purchases all of the Units available to it, it may also exercise an Over-subscription Right (the “Over-subscription Right”) to purchase Units that are not purchased by stockholders through the exercise of their Rights, subject to the limitation that if any Over-subscription Rights are exercised, Prospect will not issue a number of Units in excess of 55,162,989 pursuant to the exercise of Rights and Over-subscription Rights.

Payment of the Subscription Price of $0.22 per full Unit subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to the Expiration Time even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering— Method of Subscription—Exercise of Rights” in the Prospectus.

The address of the Subscription Agent is as follows:

By First Class Mail or Overnight Courier Only:

Corporate Stock Transfer, Inc.
3200 Cherry Creek Drive South, Suite 430

Denver, CO 80209

Telephone Number for Confirmation:
303-282-4800

If you have questions or need assistance, please contact Corporate Stock Transfer, Inc., the Subscription Agent for the Rights Offering, at 303-282-4800. Banks and brokerage firms please call: 303-282-4800.

Delivery of this instrument to an address other than as set forth above or transmission of this instrument other than as set forth above does not constitute a valid delivery.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of one or more Rights Certificate(s) representing Right(s) and that such Rights Certificate(s) cannot be delivered to the Subscription Agent prior to the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to (i) exercise the Right to subscribe for                                                      Units with respect to each of the Rights represented by such Rights Certificate(s) and (ii) exercise the Over-subscription Right relating to such Rights, to the extent that Units are available therefor, for an additional investment of $                                                        to purchase additional Units, subject to availability and allocation as described in the Prospectus.

The undersigned understands that payment of the Subscription Price of $0.22 per full Unit subscribed for pursuant to the Right and the Over-subscription Right must be received by the Subscription Agent prior to the Expiration Time, and represents that such payment, in the aggregate amount of $                                         either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith

or

☐	has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available) :

☐

Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

☐	Certified check

☐	Bank draft (cashier’s check)

☐	Money order

Name of maker:

☐	Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer or money order:

Signature(s)	Address

Names

(Please type or print) Rights Certificate No(s). (if available)	Area Code and Tel. No.(s)

GUARANTEE OF DELIVERY

(Not to Be Used for Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three business days after the date hereof.

Dated:

(Address)	(Name of Firm)

(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period shown in this prospectus. Failure to do so could result in a financial loss to such institution.